UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Winchester Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 10, 2025

Dear Fellow Stockholder:

We cordially invite you to attend the 2025 Annual Meeting of Stockholders of Winchester Bancorp, Inc. The annual meeting will be held at Winchester Country Club, located at 468 Mystic Street in Winchester, Massachusetts on November 12, 2025 at 4:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report for the year ended June 30, 2025, which contains information concerning our activities and operating performance. Our directors and officers, as well as a representative of our independent registered public accounting firm, will be available to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting consists of the election of directors and the ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm for the year ending June 30, 2026. The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interest of Winchester Bancorp, Inc. and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the annual meeting. You may also provide your proxy by internet or mobile device as indicated on the proxy card. This will not prevent you from voting during the meeting, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Our Proxy Statement and the 2025 Annual Report are available at: https://www.cstproxy.com/winchestersavings/2025.

Sincerely,

/s/ John A. Carroll
John A. Carroll President and Chief Executive Officer

Winchester Bancorp, Inc.

661 Main Street

Winchester, Massachusetts 01890

(781) 729-2130

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 12, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders of Winchester Bancorp, Inc. (the “Company”) will be held at the Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts 01890 at 4:00 p.m., local time, on November 12, 2025 for the following purposes:

1. the election of five directors;

2. the ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the year ending June 30, 2026; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on the date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on September 30, 2025 are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

EACH STOCKHOLDER IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. A STOCKHOLDER MAY ALSO PROVIDE A PROXY BY INTERNET OR MOBILE DEVICE AS INDICATED ON THE PROXY CARD. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE CORPORATE SECRETARY OF WINCHESTER BANCORP, INC. A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING. ATTENDANCE AT THE ANNUAL MEETING WILL NOT IN ITSELF CONSTITUTE REVOCATION OF YOUR PROXY.

By order of the Board of Directors,

/s/ Paula M. Cotter
Paula M. Cotter Corporate Secretary

Winchester, Massachusetts

October 10, 2025

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THE PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND WINCHESTER BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2025 ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://WWW.CSTPROXY.COM/WINCHESTERSAVINGS/2025.

PROXY STATEMENT

Winchester Bancorp, Inc

661 Main Street

Winchester, Massachusetts 01890

(781) 729-2130

ANNUAL MEETING OF STOCKHOLDERS

November 12, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Winchester Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders, which will be held at Winchester Country Club, 468 Mystic Street, Winchester, Massachusetts on November 12, 2025, at 4:00 p.m., local time. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 10, 2025.

REVOCATION OF PROXIES AND ATTENDING THE MEETING

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Winchester Bancorp, Inc. will be voted in accordance with the directions given thereon. Please sign and return your proxy card in the postage paid envelope provided. Where no instructions are indicated on the proxy card, signed proxies will be voted “FOR” the election of the nominees for director named herein and “FOR” the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending June 30, 2026.

Proxies may be revoked by sending written notice of revocation to the Corporate Secretary of Winchester Bancorp, Inc. at the address shown above, by filing a duly executed proxy bearing a later date, by following the internet or mobile instructions on the enclosed proxy card, or by voting in person at the annual meeting. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to attend and vote in person at the annual meeting.

If you have any questions about giving your proxy or require assistance, please call Paula M. Cotter, Corporate Secretary, at (781) 729-2130.

SOLICITATION OF PROXIES; EXPENSES

We will pay the cost of this proxy solicitation. Our directors, executive officers and other employees may solicit proxies by mail, personally, by telephone, by press release, by facsimile transmission or by other electronic means. No additional compensation will be paid to our directors, executive officers or employees for such services. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our common stock.

VOTING SECURITIES AND PRINCIPAL HOLDERS

Except as otherwise noted below, holders of record of Winchester Bancorp, Inc.’s shares of common stock, par value $0.01 per share, as of the close of business on September 30, 2025 are entitled to one vote for each share then held. As of September 30, 2025, there were 9,295,376 shares of common stock issued and outstanding.

Winchester Bancorp, Inc.’s Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company’s common stock who beneficially own in excess of 10% of the Company’s then outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Principal Holders

Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of September 30, 2025, the shares of common stock beneficially owned by our directors and executive officers, individually and as a group, and by each person who was known to us as the beneficial owner of more than 5% of the outstanding shares of common stock. The mailing address for each of our directors and executive officers is 661 Main Street, Winchester, Massachusetts 01890.

	Shares of Common Stock Beneficially Owned as of the Record Date (1)		Percent of Shares of Common Stock Outstanding (2)
Persons Owning Greater than 5%
Winchester Bancorp, MHC. 661 Main Steet Winchester, Massachusetts 01980	5,112,457		55.0%

Directors
Stephen H. Boodakian	7,500	(3)	*
John A. Carroll	51,000	(4)	*
Deborah A. Carson	44,510	(5)	*
Carole A. Pierce Connolly	75,000	(6)	*
Paula M. Cotter	2,500		*
Geoffrey A. Curtis	5,000		*
Neal J. Harte	10,000	(7)	*
David P. Hood	7,000	(8)	*
William P. Hood	51,050		*
Alan G. Macdonald	20,000		*
Edward Merritt	20,000	(9)	*
Sara Perkins Salehpour	35,000	(10)	*
John I. Snow, III	15,000	(11)	*

Executive Officers who are not Directors
Elda Heller	20,000	(12)	*
Paul V. Cheremka	25,000	(13)	*
All directors and executive officers as a group (15 persons)	388,560		4.2%

* Less than 1%

(1)
In accordance with Rule under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Winchester Bancorp, Inc. common stock if he has or shares voting or investment power with respect to such common stock or has a right to acquire beneficial ownership at any time within 60 days from September 30, 2025. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct and the named individuals and group exercise sole voting and investment power over the shares of Winchester Bancorp, Inc. common stock.
(2)
Based on a total of 9,295,376 shares of common stock outstanding as of September 30, 2025.
(3)
Consists of 7,500 shares held in a trust.
(4)
Includes 25,000 shares held in a trust and 1,000 shares held by Mr. Carroll's spouse and child.
(5)
Consists of 19,510 shares held by Ms. Carson's spouse.
(6)
Includes 50,000 shares held by Ms. Connolly's companies.
(7)
Consists of 10,000 shares held in an individual retirement account.
(8)
Includes 3,000 shares held in an individual retirement account.
(9)
Consists of 20,000 shares held in an individual retirement account.
(10)
Includes 25,000 shares held by Ms. Salehpour's company.
(11)
Includes 2,500 shares held by Mr. Snow's company.
(12)
Consists of 20,000 shares held in an individual retirement account.
(13)
Consists of 25,000 shares held in an individual retirement account.

Quorum

The presence in person or by proxy of holders of a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

Votes Required

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder: (i) to vote FOR ALL nominees proposed by the Board; (ii) to WITHHOLD for ALL nominees; or (iii) to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the highest number of votes cast are elected, up to the maximum number of directors to be elected at the annual meeting.

As to the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the year ending June 30, 2026, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the matter. The ratification of this matter shall be determined by a majority of the votes cast on the matter. Broker non-votes and abstentions will not affect the outcome of the vote.

Participants in the Winchester Savings Bank Employee Stock Ownership Plan

If you participate in the Winchester Savings Bank Employee Stock Ownership Plan (the “ESOP”), you will receive a voting instruction card that reflects all shares you may direct the ESOP trustee to vote on your behalf under ESOP. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP trust but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. In the event no shares have yet been allocated under the ESOP, each participant will be deemed to have been allocated one share for the purpose of providing voting instructions to the ESOP trustee. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions, subject to a determination that such vote is in the best interest of ESOP participants. The deadline for returning a Vote Authorization Card is November 5, 2025 at 11:59 p.m. Eastern time. The mobile and internet voting deadline is also 11:59 p.m. Eastern time on November 5, 2025.

PROPOSAL I—ELECTION OF DIRECTORS

Our Board of Directors is comprised of 13 members. Our Bylaws provide that directors are divided into three classes as nearly equal in number as possible, with one class of directors elected annually. Five directors have been nominated for election at the annual meeting to serve for a three-year period and until their respective successors have been elected and qualified. The Board of Directors has nominated John A. Carroll, Deborah A. Carson, Geoffrey A. Curtis, Alan G. Macdonald and Sara Perkins Salehpour to serve as directors for three-year terms. Each nominee is currently a director of Winchester Bancorp, Inc.

The following sets forth certain information regarding the nominees, the other current members of our Board of Directors, and executive officers who are not directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the annual meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Age information is as of June 30, 2025, and term as a director includes service with Winchester Savings Bank.

With respect to directors and nominees, the biographies contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director. Each director of Winchester Bancorp, Inc. is also a director of Winchester Savings Bank and a trustee of our mutual holding company, Winchester Bancorp, MHC.

Directors

The nominees for directors are:

John A. Carroll is our President and Chief Executive Officer, having joined Winchester Savings Bank in January 2022. Mr. Carroll was employed by East Boston Savings Bank from 2012 to December 2021, including as Executive Vice President and Chief Operating Officer. Mr. Carroll has over 20 years’ experience in the banking industry. His positions as President and Chief Executive Officer foster clear accountability, effective decision-making, a clear and direct channel of communication from senior management to the full board of directors, and alignment on corporate strategy. Director since 2022. Age 58.

Deborah A. Carson has been a certified public accountant since 1988, most recently serving as Finance Manager at Barrett Sotheby’s International Realty since 2020 and Chief Financial Officer at Waterfield Sotheby’s International Realty from 2010 to 2020. Ms. Carson has also operated her own accounting firm since 1991, and previously worked with large accounting firms from 1986 to 1991. Her educational and work experience provide the board of directors with extensive insight into accounting matters, and qualifies her as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Director since 1994. Age 62.

Geoffrey A. Curtis has served as an attorney at Curtis Law Office in Woburn, Massachusetts since 1994, focusing on real estate, business and estate planning matters. His experience as a small business owner gives him extensive insight into the customers who live in our market areas as well as both the economic developments affecting the communities in which we operate and the challenges facing small businesses in our market areas, and also provides us with particular expertise in the areas of real estate and estate law. Director since 2014. Age 64.

Alan G. Macdonald had nearly 50 years of work experience until his retirement in 2018, including as President and Chief Executive Officer of Melrose, Wakefield, Malden, and Medford Hallmark Health System from 2012 to 2018, and Executive Director and President Emeritus of the Massachusetts Business Roundtable from 1989 to 2011. He previously served as Treasurer of the Massachusetts Department of Transportation. His extensive experience in senior leadership positions and business acumen provides valuable insight into economic development, budget and accounting matters, corporate governance and organizational management. Director since 1991. Age 81.

Sara Perkins Salehpour has been a practicing dentist since 2006, most recently at Porter Square Family Dental in Cambridge, Massachusetts and Perkins Family Dental in Arlington, Massachusetts. Dr. Perkins’s business experience gives us direct knowledge of the challenges facing small business owners and health matters facing our customers. Director since 2023. Age 46.

The following directors have terms ending following the year ending June 30, 2026:

Paula M. Cotter has over 30 years’ experience in the banking industry, including 20 years at East Boston Savings Bank, first as a Vice President of Deposit Operations and then as Senior Vice President of Deposit Operations for 16 years until East Boston Savings Bank’s sale to Rockland Trust Company in 2021. Her long-term experience with community banking institutions provides additional banking management experience to the Board, particularly with respect to operations. Director since 2023. Age 68.

Neal J. Harte is a Certified Public Accountant who founded an accounting firm in 1976, which he owned until his retirement. His prior experience also includes auditing financial institutions. His educational and work experience provide the board of directors with extensive insight into accounting matters, and qualifies him as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Director since 2005. Age 81.

William P. Hood is the Owner & President of Hood Coatings, headquartered in Georgetown, Massachusetts, which has provided specialty coatings for a variety of industries for over 40 years. Mr. Hood’s business experience gives us direct knowledge of the challenges facing small business owners as well as their customers. Mr. Hood is the father of David P. Hood. Director since 1989. Age 78.

Edward Merritt served as Executive Vice President, Business Development and Community Reinvestment, as well as a director, of East Boston Savings Bank beginning in 2010 in connection with East Boston Savings Bank’s acquisition of Mt. Washington Co-operative Bank, until East Boston Savings Bank’s sale to Rockland Trust Company in 2021. Prior to joining East Boston Savings Bank, Mr. Merritt served as the President and Chief Executive Officer and a director of Mt. Washington Cooperative Bank for over 11 years. Mr. Merritt’s long-term experience with managing the day-to-day operations of a community banking institution provides additional banking management experience to the Board, including with respect to credit management and corporate governance. Director since 2024. Age 65.

The following directors have terms ending following the year ending June 30, 2027:

Stephen H. Boodakian is Principal of MERA Consulting Group, LLC, a firm he co-founded in 2005 that provides strategic product training, sales consulting and motivational sales training for medium to large firms as well as community and industry trade organizations. Mr. Boodakian has also served as a partner of Artisan Rug Restoration Co., specializing in rug sales and servicing, since 2009. Mr. Boodakian’s experience as a business owner and entrepreneur offers a valuable perspective on developing and operating a successful company. Director since 2003. Age 73.

Carole A. Pierce Connolly is co-owner of John A. Pierce Insurance Company, Inc., located in Winchester, Massachusetts, an over 100 year-old family-owned agency where she has worked since 1981. Her experience provides the board of directors with a unique perspective in addressing the insurance requirements of Winchester Savings Bank and its customers. Director since 2013. Age 67.

David P. Hood is the Senior Director, Marketing Strategy at Mimecast, located in Lexington, Massachusetts, where he has worked since 2015. Previously he was Vice President and General Manager of Data Services at Connotate, and has held senior positions in marketing and product marketing at various entities. Mr. Hood provides the board with extensive management, executive marketing and cyber security experience. Mr. Hood is the son of William P. Hood. Director since 2012. Age 50.

John I. Snow, III is a private equity investor and has served as the Managing Director of Quabbin Capital, a sponsor of lower middle market private equity investments, located in Boston, Massachusetts since 1989. Since 2007, Mr. Snow has also served as a director of Advanced Duplication Systems, a multi-media development and distribution company, and has served as a director of Itaconix, headquartered in Stratham, New Hampshire, which develops plant-based ingredients. Mr. Snow provides the board with extensive experience in and knowledge of business investment analysis and the capital markets. His educational and work experience also qualifies him as an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission. Director since 2019. Age 64.

Executive Officers Who Are Not Directors

The following sets forth information regarding our executive officers who are not directors. Age information is as of June 30, 2025. Our executive officers are elected annually.

Elda Heller is our Executive Vice President, Chief Financial Officer and Treasurer, a position she held since April 2022. In this role, Ms. Heller assists our Chief Executive Officer in the general oversight of Winchester Savings Bank and the implementation of our strategic direction. Prior to joining Winchester Savings Bank in 2014, Ms. Heller spent a decade serving in the credit union industry, holding roles of increasing responsibility including Vice President of Finance at Metro Credit Union. Age 42.

Paul V. Cheremka is our Senior Vice President and Senior Lender, having joined Winchester Savings Bank in July 2022. Mr. Cheremka previously served as a Vice President and Commercial Lender at each of North Shore Bank, Reading Cooperative Bank, East Boston Savings Bank and Bank of New England. Age 47.

Board Independence

The Board of Directors has determined that all of our directors, with the exception of President and Chief Executive Officer John A. Carroll, is "independent" as defined in the listing standards of the Nasdaq Stock Market. Mr. Carroll is not independent because he is one of our executive officers. In determining the independence of our directors, the board of directors considered relationships between Winchester Savings Bank and our directors that are not required to be reported under “ —Transactions With Certain Related Persons,” below, consisting of loans and deposit accounts that our directors maintain at Winchester Savings Bank. In addition, Winchester Savings Bank utilizes the services of the Curtis Law Office for certain real estate transactions. Total legal fees paid to the Curtis Law Office were $2,030 for the fiscal year ended June 30, 2025.

Board Leadership Structure and Risk Oversight

We currently have a separate independent Chairman and Chief Executive Officer structure. The Board of Directors believes that such structure is in the best interest of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management.

To further ensure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•
a majority independent Board of Directors;
•
periodic meetings of the independent directors; and
•
annual performance evaluations of the President and Chief Executive Officer by the independent directors.

The Board of Directors recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

The Board of Directors is actively involved in oversight of risks that could affect Winchester Bancorp, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within Winchester Bancorp, Inc. Risks relating to the direct operations of Winchester Savings Bank are further overseen by the Board of Directors of Winchester Savings Bank, all but two of whom are the same individuals who serve on the Board of Directors of Winchester Bancorp, Inc. The Board of Directors of Winchester Savings Bank also has additional committees that conduct risk oversight. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of Winchester Bancorp, Inc. and Winchester Savings Bank such as lending, risk management, asset/liability management, investment management and others.

References to our Website Address

Our website address is www.winchestersavings.com. References to our website address throughout this proxy statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the Securities and Exchange Commission’s rules. These references are not intended to, and do not, incorporate the contents of our website by reference into this proxy statement or the accompanying materials.

Delinquent Section 16(a) Reports

Our executive officers and directors and beneficial owners of greater than 10% of the outstanding shares of common stock are required to file reports with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure if an executive officer, director or 10% beneficial owner fails to file these reports on a timely basis. Based on our review of ownership reports required to be filed for the year ended June 30, 2025, we believe that, each of Directors Boodakian and Pierce Connolly, Executive Vice President Heller and Winchester Bancorp, MHC was delinquent in filing their initial ownership Form 3 due to a delay in the receipt of EDGAR codes, and no other executive officer, director or 10% beneficial owner of our shares of common stock failed to file ownership reports on a timely basis.

Code of Ethics for Senior Officers

Winchester Bancorp, Inc. has adopted a Code of Ethics for Senior Officers that applies to Winchester Bancorp, Inc.’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics for Senior Officers is available on our website at www.winchestersavings.com and can be accessed by clicking “Investor Relations” and then “Governance—Governance Documents.” Amendments to and waivers from the Code of Ethics for Senior Officers will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

Winchester Bancorp, Inc. does not have a written policy regarding director attendance at annual meetings of stockholders, although directors are expected to attend these meetings absent unavoidable scheduling conflicts. The 2025 Annual Meeting of Stockholders is our first annual meeting of stockholders.

Communications with the Board of Directors

Any stockholder who wishes to contact our Board of Directors or an individual director may do so by writing to: Winchester Bancorp, Inc., 661 Main Street, Winchester, Massachusetts, 01890, Attention: Board of Directors. The letter should indicate that the sender is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director, as appropriate, depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly (for example, where it is a request for information about Winchester Bancorp, Inc. or it is a stock-related matter). The Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate. At each Board of Directors meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

Insider Trading Policies and Procedures

The Board of Directors has adopted an Insider Trading Policy, which governs the purchase, sale, and/or other dispositions of Winchester Bancorp, Inc.’s securities by directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Winchester Bancorp, Inc.

Employee, Officer and Director Hedging

Winchester Bancorp, Inc. has not adopted a policy regarding the ability of employees, officers, and directors to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of registrant equity securities.

Meetings and Committees of the Board of Directors

The business of Winchester Bancorp, Inc. is conducted at regular and special meetings of the Board of Directors and its committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees of the Board of Directors of Winchester Bancorp, Inc. are the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee. Each of these committees operates under a written charter, which is available on our website at www.winchestersavings.com and can be accessed by clicking “Investor Relations” and then “Governance—Governance Documents.”

The Board of Directors of Winchester Bancorp, Inc. held four regular meetings and five special meetings during the year ended June 30, 2025. No member of the Board of Directors or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees on which he or she served (during the periods that he or she served).

Audit Committee. The Audit Committee is comprised of Directors Macdonald, Harte and Snow, each of whom is “independent” in accordance with applicable Securities and Exchange Commission rules and Nasdaq listing standards. Director Macdonald serves as chair of the Audit Committee. The board of directors has determined that each of Directors Harte and Snow qualifies as an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission.

As more fully described in the Audit Committee Charter, the Audit Committee reviews the financial records and affairs of Winchester Bancorp, Inc. and monitors adherence in accounting and financial reporting to accounting principles generally accepted in the United States of America. The Audit Committee met seven times during the year ended June 30, 2025.

Compensation Committee. The Compensation Committee is comprised of Directors Merritt, Macdonald, Cotter, David P. Hood and Perkins Salehpour. Director Merritt serves as chair of the Compensation Committee. No member of the Compensation Committee is a current or former officer or employee of Winchester Bancorp, Inc. or Winchester Savings Bank. The Compensation Committee met four times during the year ended June 30, 2025.

With regard to compensation matters, the Compensation Committee’s primary purposes are to discharge the Board’s responsibilities relating to the compensation of the Chief Executive Officer and other executive officers, to oversee Winchester Bancorp, Inc.’s compensation and incentive plans, policies and programs, and to oversee Winchester Bancorp, Inc.’s management development and succession plans for executive officers. Winchester Bancorp, Inc.’s Chief Executive Officer is not present during any committee deliberations or voting with respect to his compensation. The Compensation Committee may form and delegate authority and duties to subcommittees as it deems appropriate.

During the year ended June 30, 2025, the Compensation Committee engaged McLagan, a division of Aon Talent, to evaluate our executive compensation program as it compares to our peers and provided additional compensation data for several other key officers.

The Compensation Committee charter sets forth the responsibilities of the Compensation Committee and reflects the Compensation Committee’s commitment to create a compensation structure that encourages the achievement of long-range objectives and builds long-term value for our stockholders.

The Compensation Committee considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of Winchester Bancorp, Inc. and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of independent directors, and is comprised of Directors David P. Hood, Pierce Connolly and Carson. Director Hood serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met twice during the year ended June 30, 2025.

As more fully described in its charter, the Nominating and Corporate Governance Committee assists the Board of Directors in identifying qualified individuals to serve as Board members, in determining the composition of the Board of Directors and its committees, in developing, recommending and overseeing a process to assess Board effectiveness and in developing and recommending the Company’s corporate governance guidelines. The Nominating and Corporate Governance Committee also considers and recommends the nominees for director to stand for election at the Company’s annual meeting of stockholders.

Nominating and Corporate Governance Committee Procedures

It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the

Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Diversity Considerations. The Board of Directors does not have a formal policy or specific guidelines regarding diversity among board members. However, the Board of Directors seeks members who represent a mix of backgrounds that will reflect the diversity of our stockholders, employees, and customers, and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. As the holding company for a community bank, the Board of Directors also seeks directors who can continue to strengthen Winchester Savings Bank’s position in its community and can assist Winchester Savings Bank with business development through business and other community contacts.

Process for Identifying and Evaluating Nominees; Director Qualifications. The Board of Directors considers the following criteria in evaluating and selecting candidates for nomination:

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Contribution to Board – Winchester Bancorp, Inc. endeavors to maintain a Board of Directors that possesses a wide range of abilities. Thus, the Board of Directors will assess the extent to which the candidate would contribute to the range of talent, skill and expertise appropriate for the Board of Directors. The Board of Directors will also take into consideration the number of public company boards of directors, other than Winchester Bancorp, Inc.’s, and committees thereof, on which the candidate serves. The Board of Directors will consider carefully the time commitments of any candidate who would concurrently serve on the boards of directors of more than two public companies other than Winchester Bancorp, Inc., it being the policy of Winchester Bancorp, Inc. to limit public company directorships to two companies other than Winchester Bancorp, Inc.
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Experience – Winchester Bancorp, Inc. is the holding company for an insured depository institution. Because of the complex and heavily regulated nature of Winchester Bancorp, Inc.’s business, the Board of Directors will consider a candidate’s relevant financial, regulatory and business experience and skills, including the candidate’s knowledge of the banking and financial services industries, familiarity with the operations of public companies and ability to read and understand fundamental financial statements, as well as real estate and legal experience.
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Familiarity with and Participation in Local Community – Winchester Bancorp, Inc. is a community-orientated organization that serves the needs of local consumers and businesses. In connection with the local character of Winchester Bancorp, Inc.’s business, the Board of Directors will consider a candidate’s familiarity with Winchester Bancorp, Inc.’s market area (or a portion thereof), including without limitation the candidate’s contacts with and knowledge of local businesses operating in Winchester Bancorp, Inc.’s market area, knowledge of the local real estate markets and real estate professionals, experience with local governments and agencies and political activities, and participation in local business, civic, charitable or religious organizations.
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Integrity – Due to the nature of the financial services provided by Winchester Bancorp, Inc. and its subsidiaries, Winchester Bancorp, Inc. is in a special position of trust with respect to its customers. Accordingly, the integrity of the Board of Directors is of utmost importance in developing and maintaining customer relationships. In connection with upholding that trust, the Board of Directors will consider a candidate’s personal and professional integrity, honesty and reputation, including, without limitation, whether a candidate or any entity controlled by the candidate is or has in the past been subject to any regulatory orders, involved in any regulatory or legal action, or been accused or convicted of a legal violation, even if such issue would not result in disqualification for service under Winchester Bancorp, Inc.’s Bylaws.
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Stockholder Interests and Dedication – A basic responsibility of directors is the exercise of their business judgment to act in what they reasonably believe to be in the best long-term interests of Winchester Bancorp, Inc. and its stockholders. In connection with such obligation, the Board of Directors will consider a candidate’s ability to represent the best long-term interests of Winchester Bancorp, Inc. and its stockholders, including past service with Winchester Bancorp, Inc. or Winchester Savings Bank and contributions to their operations, the candidate’s experience or involvement with other local financial services companies, the potential for conflicts of interests with the candidate’s other pursuits, and the candidate’s ability to devote sufficient time and energy to diligently perform his or her duties, including the candidate’s ability to personally attend board and committee meetings.
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Independence – The Board of Directors will consider the absence or presence of material relationships between a candidate and Winchester Bancorp, Inc. (including those set forth in applicable listing standards) that might impact objectivity and independence of thought and judgment. In addition, the Board of Directors will consider the candidate’s ability to serve on any Board committees that are subject to additional regulatory requirements (e.g. Securities and Exchange Commission regulations and applicable listing standards). If Winchester Bancorp, Inc. should adopt independence standards other than those set forth in the Nasdaq Stock Market listing standards, the Board of Directors will consider the candidate’s potential independence under such other standards.

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Additional Factors – The Board of Directors will also consider any other factors it deems relevant to a candidate’s nomination, including the extent to which the candidate helps the Board of Directors reflect the diversity of Winchester Bancorp, Inc.’s stockholders, employees, customers and communities. The Board of Directors also may consider the current composition and size of the Board of Directors, the balance of management and independent directors, and the need for audit committee expertise.

The Board of Directors identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service, including the current members’ board and committee meeting attendance and performance, length of board service, experience and contributions, and independence. Current members of the Board of Directors with skills and experience that are relevant to Winchester Bancorp, Inc.’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If there is a vacancy on the Board of Directors because any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors would determine the desired skills and experience of a new nominee (including a review of the skills set forth above), may solicit suggestions for director candidates from all board members and may engage in other search activities.

During the year ended June 30, 2025, the Nominating and Corporate Governance Committee did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for the Board of Directors.

Recommendations by Stockholders. The Board of Directors may consider qualified candidates for director suggested by our stockholders. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 661 Main Street, Winchester, Massachusetts, 01890. The Board of Directors has adopted a procedure by which stockholders may recommend nominees to the Board of Directors. Stockholders who wish to recommend a nominee must write to Winchester Bancorp, Inc.’s Corporate Secretary and such communication must include:

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A statement that the writer is a stockholder and is proposing a candidate for consideration by the Board of Directors;
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The name and address of the stockholder as they appear on Winchester Bancorp, Inc.’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;
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The class or series and number of shares of Winchester Bancorp, Inc.’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;
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A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;
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A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;
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The name, age, personal and business address of the candidate and the principal occupation or employment of the candidate;
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The candidate’s written consent to serve as a director;
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A statement of the candidate’s business and educational experience and all other information relating to such person that would indicate such person’s qualification to serve on Winchester Bancorp, Inc.’s Board of Directors; and
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Such other information regarding the candidate or the stockholder as would be required to be included in Winchester Bancorp, Inc.’s proxy statement pursuant to Securities and Exchange Commission Regulation 14A.

To be timely, the submission of a candidate for director by a stockholder must be received by the Corporate Secretary at least 120 days prior to the anniversary date of the proxy statement relating to the preceding year’s annual meeting of stockholders. If (i) less than 90 days’ prior public disclosure of the date of the meeting is given to stockholders and (ii) the date of the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the anniversary of the preceding year’s annual meeting, a stockholder’s submission of a candidate shall be timely if delivered or mailed to and received by the Corporate Secretary of Winchester Bancorp, Inc. no later than the 10th day following the day on which public disclosure (by press release issued through a nationally recognized news service, a document filed with the Securities and Exchange Commission, or on a website maintained by Winchester Bancorp, Inc.) of the date of the annual meeting is first made.

Submissions that are received and that satisfy the above requirements are forwarded to the Board of Directors for further review and consideration, using the same criteria to evaluate the candidate as it uses for evaluating other candidates that it considers.

There is a difference between the recommendations of nominees by stockholders pursuant to this policy and a formal nomination (whether by proxy solicitation or in person at a meeting) by a stockholder. Stockholders have certain rights under applicable law with respect to nominations, and any such nominations must comply with applicable law and provisions of the Bylaws of Winchester Bancorp, Inc. See “Stockholder Proposals and Nominations.”

Audit Committee Report

The Audit Committee has issued a report that states as follows:

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We have reviewed and discussed with management our audited consolidated financial statements for the year ended June 30, 2025.
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We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard.
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We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2025 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Winchester Bancorp, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee:

Alan G. Macdonald (Chairman)

Neal J. Harte

John I. Snow, III

Transactions With Certain Related Persons

Since July 1, 2022, except for loans to directors and executive officers made in the ordinary course of business that were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Winchester Savings Bank and for which management believes neither involve more than the normal risk of collection nor present other unfavorable features, we and our subsidiary have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors or executive officers have a direct or indirect material interest.

Pursuant to our Policy and Procedures for Approval of Related Person Transactions, the Audit Committee periodically reviews, no less frequently than twice a year, a summary of transactions in excess of $25,000 with our directors, executive officers, and their family members, for the purpose of determining whether the transactions are within our policies and should be ratified and approved. Additionally, pursuant to our Code of Business Conduct and Ethics, all of our executive officers and directors must disclose any personal or financial interest in any matter that comes before Winchester Bancorp, Inc.

Executive Compensation

The following table sets forth for the years ended June 30, 2025 and 2024, information with respect to our principal executive officer and the two most highly compensated executive officers (other than the principal executive officer) whose total compensation exceeded $100,000 for the year ended June 30, 2025. These individuals are sometimes referred to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	All Other Compensation ($)(2)	Total ($)
John A. Carroll President and Chief Executive Officer	2025	423,754	59,629	216,241	699,624
	2024	404,000	60,680	218,057	682,737
Elda Heller Executive Vice President, Chief Financial Officer and Treasurer	2025	266,116	33,565	86,292	385,973
	2024	253,750	33,825	80,800	368,375
Paul V. Cheremka Senior Vice President, Senior Lender	2025	212,145	25,404	12,331	249,880
	2024	206,290	25,523	8,000	239,813

(1)
Discretionary bonus earned for fiscal year.
(2)
The compensation set forth in the “All Other Compensation” column for 2025 for the named executive officers is detailed in the following table:

	401(k) Plan Matching Contributions ($)	Automobile Allowance ($)	Life Insurance ($)(a)	Deferred Compensation Contribution ($)(b)	Total All Other Compensation ($)
John A. Carroll	4,631	12,000	595	199,015	216,241
Elda Heller	13,962	6,000	98	66,232	86,292
Paul V. Cheremka	12,231	—	100	—	12,331

(a)
Represents the amount of the imputed income attributable to the executive’s life insurance coverage on an annual basis.
(b)
Represents contributions made to an executive deferred compensation agreement entered into with each of Mr. Carroll and Ms. Heller.

Employment Agreements. Winchester Bancorp, Inc. and Winchester Savings Bank maintain an employment agreement with Mr. Carroll and Ms. Heller. The employment agreements were amended and restated on December 6, 2024, effective as of January 1, 2025. The term of each amended and restated employment agreement commenced on January 1, 2025 and ends on December 31, 2027, unless otherwise renewed or terminated in accordance with the terms of the respective employment agreements. Commencing on or before December 31, 2025 (the “Renewal Date”) and continuing on each anniversary of the Renewal Date thereafter, Winchester Bancorp, Inc. and Winchester Savings Bank may extend the term of the agreements for one additional year, so that the remaining term is three years, unless the executive elects not to renew the employment agreement by giving written notice to the Company. Each Executive’s performance will be reviewed annually by the joint Compensation Committee of the Boards of Directors of Winchester Savings Bank and Winchester Bancorp, Inc. (“Compensation Committee”) for purposes of determining whether to extend the term of the employment agreements.

The employment agreements specify the base salaries of Mr. Carroll and Ms. Heller, which are $440,000 and $275,000, respectively, for 2025. The executive’s base salary may be increased, but not decreased, except for across-the-board salary reductions affecting all executive officers of Winchester Bancorp, Inc. and Winchester Savings Bank. In addition to base salary, the employment agreements provide that each executive will have the opportunity to earn an annual cash bonus pursuant to the terms of any cash based incentive plan, sponsored by Winchester Savings Bank or Winchester Bancorp, Inc. Incentive compensation plan or arrangements may be based on the achievement of annual performance goals established by the Compensation Committee. See "-Annual Incentive Plan". Each executive is entitled to a monthly automobile allowance in an amount no less than $1,000 for Mr. Carroll and $500 for Ms. Heller. Each executive is also entitled to participate in all employee benefit plans, programs and arrangements on the same basis as other executive officers of Winchester Bancorp, Inc. and Winchester Savings Bank and the reimbursement of reasonable travel and other business expenses incurred in the performance of their duties for Winchester Bancorp, Inc. and Winchester Savings Bank. Winchester Savings Bank will also maintain life insurance coverage in an amount not less than two times the executive’s base salary, subject to any cap noted in the coverage, and participation in a non-qualified executive deferred compensation agreement.

Winchester Bancorp, Inc. and/or Winchester Savings Bank may terminate the executive’s employment, at any time with or without cause, or the executive may resign from his or her employment, at any time with or without good reason. In the event Winchester Bancorp, Inc. and/or Winchester Savings Bank terminates an executive’s employment without “cause” (as such term is defined in the employment agreements) or the executive voluntary resigns for “good reason” (as such term is defined in the employment agreements) or Winchester Bancorp, Inc. or Winchester Savings Bank delivers a notice of non-renewal of the term of the employment agreement to the executive, Winchester Bancorp, Inc. or Winchester Savings Bank will pay the executive a severance payment equal to: (i) the executive’s annual base salary, payable in substantially equal installments over the remaining term, (ii) a monthly cash payment for 18 months equal to the monthly COBRA premium, and (iii) any unpaid annual bonus for the completed fiscal year preceding the fiscal year in which the termination date occurs, in a lump sum on the date on which the annual bonus would have been paid but for the executive’s termination of employment, provided, in each case, the executive executes and does not revoke a release of legal claims in favor of Winchester Bancorp, Inc. and Winchester Savings Bank.

In the event Winchester Bancorp, Inc. or Winchester Savings Bank terminates an executive’s employment without cause or the executive voluntary resigns for “good reason” within 24 months following a “change in control” (as defined in the employment agreement), the executive would be entitled to (in lieu of the payments and benefits described in the previous paragraph) a severance payment equal to: (i) three times the sum of the executive’s annual base salary, at the greater of the annual base salary in effect on the date of the change in control or the date of termination, plus the highest annual bonus paid to the executive during the three year period prior to the year in which the executive terminates employment with Winchester Bancorp, Inc. or Winchester Savings Bank, payable in a lump sum within 30 days following the date of termination, (ii) an amount equal to 24 months of the monthly COBRA premium, payable in a lump sum within 30 days following the date of termination, and (iii) any unpaid annual bonus for the completed fiscal year preceding the fiscal year in which the termination date occurs, in a lump sum on the date on which the annual bonus would have been paid but for the executive’s termination of employment. In the event payments and benefits provided to the executive become subject to Sections 280G and 4999 of the Internal Revenue Code, the payments will be reduced if the reduction would leave the executive financially better off on an after-tax basis than if the executive received the entire payment and was obligated to pay the excise tax due under Section 4999 of the Internal Revenue Code.

The employment agreements terminate upon the executive’s death or disability. Upon termination of employment (other than termination in connection with a change in control), the executive will be required to adhere to one-year non-solicitation restrictions set forth in his or her employment agreement.

Change in Control Agreement. Winchester Savings Bank maintains a change in control agreement with Paul Cheremka with Winchester Bancorp, Inc., serving as guarantor. The initial term of the change in control agreement commenced on January 1, 2025 ("effective date") and expires on the second anniversary of the effective date, unless otherwise extended. On or before the first anniversary of the effective date, and each anniversary thereafter, the Compensation Committee may extend the term of the change in control agreement for one additional year, so that the remaining term becomes two years from the applicable anniversary date, unless the executive elects not to extend the term of the change in control agreement by giving written notice at least 30 days prior to the applicable anniversary date.

In the event Winchester Savings Bank terminates Mr. Cheremka’s employment without cause within 12 months following a “change in control” (as defined in the agreement), Mr. Cheremka would be entitled to a severance payment equal to two times his annual base salary, at the greater of the annual base salary in effect on the date of the change in control or the date of termination, payable in a lump sum within five days following the date of termination, and if Mr. Cheremka elects to continue his group health insurance coverage pursuant to COBRA, Winchester Savings Bank shall pay him the COBRA payments on a monthly basis commencing with the first month following his date of termination and continuing to the earlier of: the 18th month following his date of termination; such time that Mr. Cheremka first becomes eligible for health insurance coverage with another employer; or his death. The severance benefits under the agreement may be reduced if the severance benefits under the change in control agreement or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code.

Executive Deferred Compensation Agreements. Winchester Savings Bank maintains into an executive deferred compensation agreement with Mr. Carroll and Ms. Heller, originally effective of April 12, 2023, and amended and restated effective January 1, 2025 (together, the “Deferred Compensation Agreement”). Under the Deferred Compensation Agreement, each year Winchester Savings Bank credits a contribution of: (x) at least $199,015 to an account for the benefit of Mr. Carroll, over 11 years, for a total of $2,189,165, and (y) at least $66,232 for the benefit of Ms. Heller, over 24 years, for a total of $1,589,568. The amounts credited to the account will earn an annual rate interest equal to 3% compounded annually. The executive vests in his or her account under the Deferred Compensation Agreement at the rate of 10% per year from January 1, 2022 until 100% vested. In addition, the executive shall become 100% vested immediately in his or her account under the Deferred Compensation Agreement upon the first to occur of the following: (i) involuntary separation from service without “cause” (as defined in the Deferred Compensation Agreement) or termination for “good reason” (as defined in the Deferred Compensation Agreement) prior to executive’s 67th birthday (65th birthday for Ms. Heller), (ii) disability prior to executive’s 67th birthday (65th birthday for Ms. Heller), or (iii) the executive’s death. The executive generally will become entitled to a lump sum distribution of the vested portion of his or her account under the Deferred Compensation Agreement within 30 days following a separation from service. If the executive dies prior to receiving a distribution from the Deferred Compensation Agreement, his or her beneficiary will be entitled to receive the account balance in a single lump sum payment. The Deferred Compensation Agreement also provides the executive with the opportunity to earn a “supplemental ESOP benefit” (as defined in the Deferred Compensation Agreement) and a “supplemental savings benefit” (as defined in the Deferred Compensation Agreement) in the event certain benefits under the Winchester Savings Bank Employee Stock Ownership Plan and Winchester Savings Bank 401(k) Plan are reduced due to the Internal Revenue Code limits on compensation. The expense recognized in connection with the Deferred Compensation Agreements totaled $285,622 for the fiscal year ended June 30, 2025.

Discretionary Bonuses. For the year ended June 30, 2025, Mr. Carroll, Ms. Heller and Mr. Cheremka received an annual incentive plan payment of $59,629, $33,565 and $25,404, respectively. The expense recognized in connection with the discretionary hybrid bonus program totaled approximately $586,000 for the fiscal year ended June 30, 2025.

Annual Incentive Plan. The Board of Directors of Winchester Savings Bank implemented the Winchester Savings Bank Annual Incentive Plan for the benefit of eligible participants effective January 1, 2025. Each Performance Period (January 1 to December 31), there is an aggregate bonus pool, which is the sum of the individual target award opportunities for all employees (“Aggregate Bonus Pool”). After the end of the applicable Performance Period, the Compensation Committee of the Board of Directors of Winchester Savings Bank (“Committee”), in consultation with the President and Chief Executive Officer, determines the percentage of the Aggregate Bonus Pool that will be paid out for the applicable Performance Period (if any), based on the satisfaction of pre-determined performance goals established for each applicable Performance Period, as compared to target. The percentage of the Aggregate Bonus Pool that will be distributed as awards to participants will be between 0% and 150% of target. Individual participant award opportunities are presented as a percentage of annual Base Salary (as defined below) and are based on corporate title; actual awards are discretionary. Messrs. Carroll and Cheremka have target bonus opportunities for the 2025 Performance Period of 25% and 16% of their respective base salaries and Ms. Heller has a target bonus opportunity of 20% of her base salary.

For purposes of the Plan, “Base Salary” is defined as the base compensation an employee receives during the applicable Performance Period (excluding overtime and any other additional cash or stock payments). Annual Base Salary includes cash amounts paid by Winchester Savings Bank during a paid leave of absence. If Winchester Savings Bank does not achieve either a positive net income or is deemed not “well capitalized” by the bank’s regulators the Aggregate Bonus Pool may not be funded.

Split Dollar Life Insurance Plan. Winchester Savings Bank maintains the Winchester Savings Bank Endorsement Split Dollar Life Insurance Plan, as amended and restated as of April 16, 2024, which covers Mr. Carroll, Ms. Heller and Mr. Cheremka. Winchester Savings Bank purchased life insurance policies on the life of each executive in an amount sufficient to provide for the benefits under the plan. Under the plan, each executive’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Winchester Savings Bank in the event of the executive’s death. If the executive’s death occurs while employed with Winchester Savings Bank, the death benefit payable to the executive’s designated beneficiary is equal to the lesser of: (1) $500,000 for Mr. Carroll, $250,000 for Ms. Heller, and $100,000 for Mr. Cheremka; or (2) the net death proceeds, which is an amount equal to the proceeds of the applicable life insurance policy (or policies) minus the greater of (i) the cash surrender value, or (ii) the aggregate premiums paid by Winchester Savings Bank. In addition, Winchester Savings Bank will impute the economic benefit to the executive on an annual basis.

401(k) Plan. Winchester Savings Bank participates in the SBERA 401(k) Plan as adopted by Winchester Savings Bank, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). The named executive officers are eligible to participate in the 401(k) Plan on the same terms as other eligible employees of Winchester Savings Bank. Eligible employees become participants in the 401(k) Plan after having worked 250 hours in a three month period and attaining age 21.

Under the 401(k) Plan, a participant may elect to defer, on a pre-tax basis, the maximum amount of compensation permitted by the Internal Revenue Code, to the extent that amount does not exceed 75% of their compensation. For 2025, the salary deferral contribution limit is $23,500, provided, however, that a participant over age 50 may contribute an additional $7,500 to the 401(k) Plan for a total of $31,000. In addition to salary deferral contributions, Winchester Savings Bank may make matching contributions. Effective January 1, 2025, Winchester Savings Bank's matching contributions to the 401(k) Plan are equal to 50% of the amount deferred on the first 10% of the participant’s plan compensation.

A participant is always 100% vested in his or her salary deferral contributions and matching contributions. Generally, a participant’s account balance will be distributed following the participant’s termination of employment. However, participants may take in-service withdrawals from the 401(k) Plan in certain circumstances, including for loans. The expense recognized in connection with the 401(k) Plan totaled $183,000 for the fiscal year ended June 30, 2025.

Pension Plan. Winchester Savings Bank maintains a single employer defined benefit pension plan (the “Pension Plan”). Effective as of October 31, 2022, the Pension Plan was amended so that no new employees would become eligible to participate in the plan (often referred to as a “soft freeze”). Effective as of October 31, 2024, the Pension Plan was amended so that the annual benefit provided to employees under the Pension Plan was frozen (often referred to as a “hard freeze”). During the year ended June 30, 2025, Winchester Savings Bank recognized $66,000 as Pension Plan income.

Employee Stock Ownership Plan. Winchester Savings Bank has adopted an employee stock ownership plan for eligible employees. The named executive officers participate in the employee stock ownership plan just like other eligible employees of Winchester Savings Bank. Eligible employees begin participation in the employee stock ownership plan on the later of January 1, 2025 or upon the first entry date commencing on or after the eligible employee’s completion of one year of service (in which he or she completes 1,000 hours of service) and attainment of age 21.

The ESOP trustee holds the shares of Winchester Bancorp, Inc. purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as the trustee repays the ESOP loan. The trustee allocates the Winchester Bancorp, Inc. shares released among participants based on each participant’s proportional share of compensation (relative to all participants). A participant will vest in his or her account balance based on his or her years of service with Winchester Savings Bank, so that a participant will be fully vested after completing three years of credited service (and will be zero percent vested prior to completing three years of credited service). Generally, participants will receive distributions from the employee stock ownership plan upon their termination of employment in accordance with the terms of the plan document. The employee stock ownership plan will reallocate any unvested shares forfeited upon termination of employment among the remaining participants.

Under applicable accounting requirements, Winchester Savings Bank will record a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants will result in a corresponding reduction in the earnings of Winchester Bancorp, Inc.

Practices Related to the Grant of Equity Awards. During fiscal year ended June 30, 2025, Winchester Bancorp, Inc. did not maintain an equity incentive plan or arrangement and did not grant any stock options to the named executive officers. Further, neither the Board of Directors of Winchester Bancorp, Inc. nor the Compensation Committee has a predetermined schedule with respect to the grant of stock options and does not take into account material non-public information when determining the timing or terms of any equity awards. In addition, the Company does not time disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Directors' Compensation

The following table sets forth for the year ended June 30, 2025 certain information as to the total remuneration we paid to the non-employee directors of Winchester Savings Bank. Mr. Carroll does not receive separate fees for service as a director.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)		Total ($)
Stephen H. Boodakian	25,600	—		25,600
Deborah A. Carson	48,800	38	(1)	48,838
Carole A. Pierce Connolly	9,650	—		9,650
Paula M. Cotter	10,350	—		10,350
Geoffrey A. Curtis	9,750	—		9,750
Neal J. Harte	11,550	—		11,550
David P. Hood	10,400	—		10,400
William P. Hood	24,850	—		24,850
Alan G. Macdonald	18,500	—		18,500
Edward Merritt	29,800	—		29,800
Sara Perkins Salehpour	8,900	—		8,900
John I. Snow, III	12,800	—		12,800

(1)
Represents imputed income attributable to life insurance premiums.

Directors Fees The following table sets forth information with respect to our revised director compensation program following a review of our 2024 fee structure with our independent compensation consultant. Effective January 1, 2025 director compensation is structured as noted below. Board meetings are held quarterly.

Fees in effect on June 30, 2025
Chairperson of the Board	$25,000 per year
Clerk of the Board	$1,000 per meeting
Member of the Board	$750 per meeting
Member of the Board of Investments	$20,000 per year
Chair of the Audit Committee	$1,500 per meeting
Member of the Audit Committee	$800 per meeting
Chair of the Nominating and Compensation Committees	$1,200 per meeting
Member of the Nominating, Compensation and Community Reinvestment Act Committees	$700 per meeting

Split Dollar Life Insurance Plan. Winchester Savings Bank maintains the Winchester Savings Bank Endorsement Split Dollar Life Insurance Plan, as amended and restated as of April 16, 2024. Ms. Carson is the only trustee covered by the plan. Winchester Savings Bank purchased a life insurance policy on the life of Ms. Carson in an amount sufficient to provide for the benefits under the plan. Under the plan, Ms. Carson’s designated beneficiary is entitled to share in the proceeds under a life insurance policy owned by Winchester Savings Bank in the event of the Ms. Carson’s death. If Ms. Carson’s death occurs while serving as a director of Winchester Savings Bank, the death benefit payable to Ms. Carson’s designated beneficiary is equal to the lesser of (1) $100,000; or (2) the net death proceeds, which is an amount equal to the proceeds of the applicable life insurance policy (or policies) minus the greater of (i) the cash surrender value, or (ii) the aggregate premiums paid by Winchester Savings Bank. In addition, Winchester Savings Bank will impute the economic benefit to Ms. Carson on an annual basis.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of Winchester Bancorp, Inc. has approved the engagement of Wolf & Company, P.C. to be our independent registered public accounting firm for the year ending June 30, 2026, subject to the ratification of the engagement by our stockholders. At the annual meeting, stockholders will consider and vote on the ratification of the Audit Committee’s engagement of Wolf & Company, P.C. for the year ending June 30, 2026. A representative of Wolf & Company, P.C. is expected to be available during the annual meeting and may respond to appropriate questions and make a statement if he or she so desires.

Even if the engagement of Wolf & Company, P.C. is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of Winchester Bancorp, Inc. and its stockholders.

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Wolf & Company, P.C. during the years ended June 30, 2025 and 2024.

	Year ended June 30, 2025	Year ended June 30, 2024
Audit Fees (1)	$197,500	$261,800
Audit Related Fees (2)	$173,000	$—
Tax Fees (3)	$28,000	$20,500
All Other Fees (4)	$6,900	$—

(1)
Audit fees include fees related to the annual audit of the financial statements and reviews of quarterly financial statements.
(2)
Audit-related fees include fees related to the Company's initial public offering.
(3)
Tax fees include fees related to tax compliance.
(4)
Other fees include fees related to Agreed Upon Procedures related to the Company's defined benefit pension plan.

The Audit Committee’s current policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, either by approving an engagement prior to the engagement or pursuant to a pre-approval policy with respect to particular services, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the fees billed and paid during the years ended June 30, 2025 and 2024, as indicated in the tables above.

The Board of Directors recommends a vote “FOR” the ratification of Wolf & Company, P.C. as independent registered public accounting firm for the year ending June 30, 2026.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company’s Bylaws generally provide that any stockholder desiring to make a proposal for new business at a meeting of stockholders or to nominate one or more candidates for election as directors at a meeting of stockholders must have given timely notice thereof in writing to the Secretary of the Company. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, our Secretary must receive written notice not earlier than the 100th day nor later than the 90th day prior to the anniversary of the prior year’s annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received no earlier than the day on which public disclosure of the date of such annual meeting is first made and not later than the tenth day following the earlier of the day notice of the meeting was mailed to stockholders or such public announcement was made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of our Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2026 annual meeting is expected to be held November 12, 2026. For the 2026 annual meeting of stockholders, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than August 4, 2026 and no later than August 14, 2026.

Failure to comply with these advance notice requirements will preclude such new business or nominations from being considered at the meeting.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal or nomination is received.

In order to be eligible for inclusion in the proxy materials for our 2026 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Winchester Bancorp, Inc.’s executive office, 661 Main Street, Winchester, Massachusetts 01890, no later than June 12, 2026, which is 120 days prior to the first anniversary of the date we expect to mail these proxy materials. If the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days, any stockholder proposal must be received at a reasonable time before we print or mail proxy materials for such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

In order to solicit proxies in support of director nominees other than the Company’s nominees for our 2026 Annual Meeting of Stockholders, a person must provide notice postmarked or transmitted electronically to our executive office, 661 Main Street, Winchester, Massachusetts 01890, or investor@winchestersavings.com, no later than September 11, 2026. Any such notice and solicitation will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

MISCELLANEOUS

A COPY OF WINCHESTER BANCORP, INC.’S ANNUAL REPORT FOR THE YEAR ENDED JUNE 30, 2025 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, 661 MAIN STREET, WINCHESTER, MASSACHUSETTS, 01890 OR BY CALLING (781) 729-2130.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

Winchester Bancorp, Inc.’s Proxy Statement, including the Notice of the Annual Meeting of Stockholders, and the 2025 Annual Report are each available on the Internet at https://www.cstproxy.com/winchestersavings/2025.

By order of the Board of Directors,

/s/ Paula M. Cotter
Paula M. Cotter Corporate Secretary

Winchester, Massachusetts

October 10, 2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet, Smartphone or Tablet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2025 WINCHESTER BANCORP, INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 11, 2025. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X 1. To elect the following 5 directors, each to serve for a 3-year term: FOR WITHHOLD FOR ALL EXCEPT 1. John A. Carroll 2. Deborah A. Carson 3. Geoffrey A. Curtis 4. Alan G. Macdonald 5. Sara Perkins Salehpour 2. The ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the year ending June 30, 2026; and FOR AGAINST ABSTAIN Such other business as may properly come before the Annual Meeting. INSTRUCTION: To withhold your vote for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below: CONTROL NUMBER Signature Signature, if held jointly Date 2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign, but only one signature is required. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Winchester Bancorp, Inc. to be held on November 12, 2025 To view the 2025 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/winchestersavings/2025 FOLD HERE DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WINCHESTER BANCORP, INC. The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 10, 2025, in connection with the annual meeting of stockholders of Winchester Bancorp, Inc. to be held on November 12, 2025 at Winchester Country Club, located at 468 Mystic Street, Winchester, Massachusetts at 4:00 p.m., local time, and hereby appoints the official proxy committee, consisting of all members of the Board of Directors who are not standing for election at the annual meeting, with full powers of substitution, the attorneys and proxies of the undersigned, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the annual meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU. (Continued and to be marked, dated and signed on the other side)

Dear ESOP Participant:

On behalf of the Board of Directors of Winchester Bancorp, Inc. (the “Company”), I am forwarding to you the attached yellow vote authorization form for the purpose of conveying your voting instructions to First Trust of Mid America, the trustee for Winchester Savings Bank Employee Stock Ownership Plan (“ESOP”), on the proposals presented at the Annual Meeting of Shareholders of the Company to be held on November 12, 2025. Also enclosed is a Notice and Proxy Statement for the Company’s Annual Meeting of Shareholders and an Annual Report to Shareholders of the Company.

Employees of Winchester Savings Bank who satisfy certain eligibility requirements become Participants in the ESOP. As an ESOP participant, you are entitled to instruct the ESOP Trustee how to vote the shares of Company common stock (“Common Stock”) allocated to your account. As of September 30, 2025 record date for shareholders entitled to vote at the annual Meeting, no shares of Company common stock held in the ESOP Trust had been allocated to participant accounts. However, for the sole purpose of providing the ESOP Trustee with voting instructions, you will be deemed to have one share of Common Stock allocated to your ESOP account. The shares of Common Stock held in the ESOP Trust that are not “deemed” to be allocated for voting purposes and the shares for which timely instructions are not received, will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee received from participants regarding the shares of Common Stock deemed allocated to their accounts, subject to the Employee Retirement Income Security Act of 1974.

To direct the ESOP Trustee how to vote your one share of Common Stock, please complete, sign and submit the enclosed yellow vote authorization form in the postage paid envelope provided with this letter, no later than November 5, 2025. Your vote will not be revealed, directly or indirectly, to any employee or director of the Company or Winchester Savings Bank.

Sincerely,

/s/ John A. Carroll
John A. Carroll President and Chief Executive Officer

PLEASE PROVIDE YOUR ESOP INSTRUCTIONS TODAY 2025 Vote by Internet, Smartphone or Tablet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail WINCHESTER BANCORP, INC. Your Mobile or Internet vote authorizes the Winchester Saving Bank Employee Stock Ownership Plan (ESOP) Trustee to vote your ESOP share in the same manner as if you marked, signed and returned this card. ESOP Voting Instructions submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on November 5, 2025. INTERNET www.cstproxyvote.com Use the Internet to provide your ESOP voting instructions. Have this card available when you access the above website. Follow the prompts to instruct your ESOP. MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from this card and your ESOP. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THIS CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ESOP VOTING INSTRUCTIONS THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this ☒1. To elect the following 5 directors, each to serve for a 3-year term: FOR WITHHOLD FOR ALL EXCEPT 1. John A. Carroll ☐ ☐ ☐ 2. Deborah A. Carson ☐ ☐ ☐ 3. Geoffrey A. Curtis ☐ ☐ ☐ 4. Alan G. Macdonald ☐ ☐ ☐ 5. Sara Perkins Salehpour ☐ ☐ ☐ 2. The ratification of the appointment of Wolf & Company, P.C., as the independent registered public accounting firm for the year ending June 30, 2026; and FOR AGAINST ABSTAIN ☐ ☐ ☐ Such other business as may properly come before the Annual Meeting. INSTRUCTION: To withhold your voting instructions for one or more nominees, mark “For All Except” and write the name(s) of the nominee(s) on the line(s) below: CONTROL NUMBER Participant Signature Signature, if held jointly Date 2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign, but only one signature is required. When signing attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2025 Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders of Winchester Bancorp, Inc. to be held on November 12, 2025 To view the 2025 Proxy Statement and to Attend the Annual Meeting, please go to: https://www.cstproxy.com/winchestersavings/2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ESOP VOTING INSTRUCTIONS YOUR VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ESOP TRUSTEE WINCHESTER BANCORP, INC. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated October 10, 2025, in connection with the annual meeting of stockholders of Winchester Bancorp, Inc. to be held on November 12, 2025 at Winchester Country Club, located at 468 Mystic Street, Winchester, Massachusetts at 4:00 p.m., local time, and hereby authorizes ESOP Trustee to vote the one (i) deemed share of Company Stock which the undersigned is entitled to provide voting instructions for the proposals set for in the accompanying proxy statement. Community Bank of Pleasant Hill, dba First Trust of MidAmerica (the “ESOP Trustee”), is hereby authorized to represent and vote the one (1) deemed share of Company common stock allocated to you solely for voting purposes at the Annual Meeting of Stockholders of Winchester Bancorp, Inc. If voting instructions are not provided electronically, please sign, date and return this card to Continental Stock Transfer & Trust Company in the envelope provided. If you do not provide voting instructions for your one (1) deemed share of Company common stock, the ESOP Trustee will vote your one (1) ESOP share in accordance with the terms of the ESOP and applicable law. (Continued and to be marked, dated and signed on the other side)